UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2008

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-1375	95-0725980
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

20333 South Normandie Avenue, Torrance, California	90502
(Address of Principal Executive Offices)	(Zip Code)

(310) 787-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Employment Agreement

On March 3, 2008, Farmer Bros. Co. (the “Company”) entered into an Employment Agreement with Drew H. Webb (“Employment Agreement”), pursuant to which the Company will employ Mr. Webb as Executive Vice President and Chief Operating Officer commencing on March 3, 2008. Mr. Webb, who will report to the Chief Executive Officer of the Company, will have oversight responsibility for the Company’s sales, marketing and distribution operations and will be instrumental in leading strategic planning for the Company.

The following description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Mr. Webb’s initial annual base salary will be $310,000.  Mr. Webb will be entitled to participate in the Company’s 2005 Incentive Compensation Plan (or any successor plan) (the “2005 Plan”), which was previously filed as Exhibit 99.1 to the Company’s Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference.  All 2005 Plan provisions will apply, except that the Target Awards (as defined in the 2005 Plan) made to Mr. Webb under the 2005 Plan will be equal to 50% of base salary.

Mr. Webb will be entitled to all benefits and perquisites provided by the Company to its executive officers, including use of a Company car, paid vacation, group health insurance, life insurance, key person life insurance, business travel insurance, retirement plan, 401(k) plan, employee stock ownership plan, cell phone, Company credit card, and business expense reimbursement.

Mr. Webb, in accordance with the provisions of the Farmer Bros. Co. 2007 Omnibus Plan (“the Plan”)(which was previously filed as an exhibit to the Form 8-K filed by the Company with the SEC on August 29, 2007), has been granted 9,000 non-qualified stock options and 1,500 shares of restricted stock under the terms and conditions of that  Plan as they apply to all participants. Webb will be entitled to future grants under the Plan as they are awarded by the Compensation Committee and the Board of Directors from time to time.  The  Form of 2007 Omnibus Restricted Stock Option Grant Notice and Stock Option Agreement and the Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement and the Stock Ownership Guidelines for Directors and Executive Officers have been filed with the SEC as Exhibits to the Form 8-K filed on February 26, 2008 and incorporated herein by reference.

Mr. Webb’s employment may be terminated by the Company at any time with or without Cause (as defined in the Employment Agreement).  Mr. Webb’s employment will terminate upon his resignation, with or without Good Reason (as defined in the Employment Agreement), death or permanent incapacity.

Under the Employment Agreement, upon termination for any reason, the Company will pay to Mr. Webb his accrued base salary and accrued but unused vacation.  In addition, if such termination occurs at the election of the Company without Cause or by Mr. Webb’s resignation with Good Reason, Mr. Webb will continue to receive his base salary and continuing health care benefits for a period of one (1) year from the effective termination date, plus an amount equal to his Target Award for the fiscal year in which such termination is effective, prorated through the effective termination date.  Receipt of the severance amounts set forth in the preceding sentence is conditioned upon execution of a general release of claims against the Company.  The Company will also pay a prorated portion of the Target Award in the event of death or disability.  Notwithstanding the foregoing, if Mr. Webb becomes eligible for severance benefits under the Change in Control Severance Agreement described below under this Item 1.01, the benefits provided under that agreement will be in lieu of, and not in addition to, the severance benefits under the Employment Agreement.

Indemnification Agreement

On March 3, 2008, the Company entered into an Indemnification Agreement with Mr. Webb effective upon commencement of Mr. Webb’s employment with the Company.  The Indemnification Agreement is substantially the same form previously executed by all current members of the Company’s Board of Directors, namely Roger M. Laverty III, the Company’s President and Chief Executive Officer, Thomas A Maloof, John H. Merrell, Carol Farmer Waite, Martin A. Lynch, James J. McGarry and Guenter W. Berger, the Company’s present Chairman, and each of the Company’s other executive officers, namely John E. Simmons, Treasurer and Chief Financial Officer, Michael J. King, Vice President, Sales, and John M. Anglin, Secretary.  A copy and brief description of the terms and conditions of the form of Indemnification Agreement were previously filed by the Company on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference.

Change in Control Severance Agreement

On March 3, 2008, the Company entered into a Change in Control Severance Agreement (“Webb Severance Agreement”) with Mr. Webb effective upon commencement of Mr. Webb’s employment with the Company.  The Webb Severance Agreement is substantially the same form previously executed by Roger M. Laverty, John E. Simmons and Michael J. King, with the exception that the Webb Severance Agreement provides that, in the event of a triggering event, Mr. Webb’s bonus payment will be based on the number of completed fiscal years that Mr. Webb has been in the employ of the Company if fewer than three and, if a triggering event occurs before a bonus for fiscal 2008 is awarded to Mr. Webb under the 2005 Plan, Mr. Webb’s aggregate bonus amount will be $100,000. A brief description of the terms and conditions of the form of Severance Agreement (other than the specific terms relating to Mr. Webb described herein) was previously filed by the Company in its definitive Proxy Statement pursuant to Section 14(a) of the Securities Exchange Act of 1934, filed with the SEC on October 24, 2005 and incorporated herein by reference.  The above description of the Webb Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the Change in Control Severance Agreement (Webb), which is attached to this Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Item 5.02.  Appointment of Principal Officers.

(c)           On March 5, 2008, the Company announced that it has named Mr. Webb as the Company’s Executive Vice President and Chief Operating Officer.  Mr. Webb’s employment commenced on March 3, 2008. The Company will employ Mr. Webb pursuant to the terms of the Employment Agreement, the terms of which are described above under Item 1.01 and incorporated in this Item 5.02 by reference. The press release relating to Mr. Webb’s employment by the Company is attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Prior to joining the Company, Mr. Webb, age 60, was sole proprietor of DH Webb & Company, a financial consulting firm in Scottsdale, AZ, that specializes in advising clients on issues relating to strategic planning, recapitalizations and mergers and acquisitions.  Mr. Webb attended University of Florida, where he received a B.A. in 1969 and received an Executive MBA from Harvard Business School in 1986.

There are no understandings or arrangements between Mr. Webb and any other person pursuant to which Mr. Webb was selected as President and Chief Operating Officer.  Mr. Webb has no family relationship with any director or executive officer of the Company.  Mr. Webb presently does not have a direct or indirect material interest in any currently proposed transactions to which the Company is to be a party in which the amount involved exceeds $60,000.  Since the beginning the past fiscal year Mr. Webb received compensation from the Company of approximately $345,000 for consulting and investment banking services.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1*	Employment Agreement, dated as of March 3, 2008, by and between Farmer Bros. Co. and Drew H. Webb

10.2*	Farmer Bros. Co. 2005 Incentive Compensation Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference)

10.3*

Form of Indemnification Agreement for Directors and Officers of the Company (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference)

10.4*	Change in Control Severance Agreement (Webb), dated as of March 3, 2008, by and between Farmer Bros. Co. and Drew H. Webb

10.5*

Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.6*

Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.7*

Stock Ownership Guidelines for Directors and Executive Officers (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

99.1	Press Release, dated March 5, 2008, naming Drew H. Webb as Executive Vice President and Chief Operating Officer of Farmer Bros. Co.

* Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 6, 2008

FARMER BROS. CO.

By:	/S/ JOHN E. SIMMONS
Name:	John E. Simmons
Title:	Treasurer, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Employment Agreement, dated as of March 3, 2008, by and between Farmer Bros. Co. and Drew H. Webb

10.2*	Farmer Bros. Co. 2005 Incentive Compensation Plan (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on October 12, 2005 and incorporated herein by reference)

10.3*

Form of Indemnification Agreement for Directors and Officers of the Company (filed as Exhibit 10.01 to the Company’s Current Report on Form 8-K filed with the SEC on May 22, 2006 and incorporated herein by reference)

10.4*	Change in Control Severance Agreement (Webb), dated as of March 3, 2008, by and between Farmer Bros. Co. and Drew H. Webb

10.5*

Form of 2007 Omnibus Plan Stock Option Grant Notice and Stock Option Agreement (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.6*

Form of 2007 Omnibus Plan Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

10.7*

Stock Ownership Guidelines for Directors and Executive Officers (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on February 26, 2008 and incorporated herein by reference)

99.1	Press Release, dated March 5, 2008, naming Drew H. Webb as Executive Vice President and Chief Operating Officer of Farmer Bros. Co.

* Management contract or compensatory plan or arrangement.